UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number            811-3880
                                                                ---------
                         WAYNE HUMMER INVESTMENT TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             300 SOUTH WACKER DRIVE
                               CHICAGO, IL 60606
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                          THOMAS J. ROWLAND, PRESIDENT
                    300 SOUTH WACKER DRIVE CHICAGO, IL 60606
 ------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:     1-800-621-4477
                                                               --------------
                       Date of fiscal year end: 03/31/04
                                                --------

                       Date of reporting period: 03/31/04
                                                --------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 Wayne Hummer(R)
                                   Income Fund

Photo of:
PORTFOLIO MANAGER:
DAVID J. GALVAN

ANNUAL
FINANCIAL STATEMENTS
March 31, 2004

DEAR FELLOW SHAREHOLDER:

We are pleased to provide you with this report detailing the results of the Wayne Hummer Income Fund (the "Fund") for the fiscal year ended March 31, 2004.

OVERVIEW

For the 3-month and 1-year periods ended March 31, 2004, the Fund produced total returns1 of 2.17% and 3.39%, respectively. The Merrill Lynch U.S. Corporate and Government 1-10-Year Index2--the index to which we compare the Fund's performance--posted returns of 2.39% and 5.17% over the same periods.

The Fund declared income dividends totaling $0.46 per share over the past twelve months, equivalent to a distribution rate per share of 2.93%.3 The Fund's yield for the 30-day period ended March 31, 2004, was 1.73%. The Fund's net asset value per share was $15.84 at March 31, 2004, up from $15.78 the previous year. Please refer to the following pages for detailed statements of the Fund's performance, portfolio of investments and financial condition.

YEAR IN REVIEW

The bond market posted another year of positive performance. Over the last twelve months, bond prices were indecisive in reaction to a variety of economic data. In addition, the war in Iraq created a quagmire for corporations, with a stronger economy driving a need to add jobs, but a reluctance from corporations to expand due in part to the fear of another terrorist attack and any corresponding economic downturn. During the second quarter of 2003, there was a great deal of discussion about deflation and the possible economic effects that would result if it were to occur. This resulted in the Federal Reserve Bank lowering their short-term interest rate target 0.25% at their May 2003 meeting. This reduction drove bond yields down, increasing bond prices and allowing homeowners the opportunity to refinance their mortgages once again. In August 2003, the economic data showed improvement, which resulted in an increase in bond yields, decreasing bond prices. (The value of all fixed income investments is inversely tied to changes in interest rates. As interest rates fall, bond prices rise and visa versa.) Both bond market reactions were only temporary as the market shifted its outlook several times throughout the last twelve months.

Over the past twelve months, corporate bonds performed well as strengthening economic fundamentals--and the prospective improvement of corporate credit quality--helped the performance of this sector. However, most of this performance was during 2003. Performance in the first quarter of 2004 was much tighter amongst the different fixed income sectors.

PORTFOLIO PERFORMANCE AND FOCUS

The Fund underperformed its benchmark index during the preceding three- and twelve-month periods primarily due to its lower allocation to the corporate market. Specifically, the fund's allocation to the lower credit sector of the corporate market, such as those securities rated BBB and below by Standard &Poor's Corp. In addition, the Fund's benchmark index is an unmanaged index of notes and bonds, and unlike the Fund, does not incur the operating expense of a managed portfolio of fixed income securities.

Looking ahead, we expect to continue to shorten the duration of the Fund in an effort to preserve principal in anticipation of rising interest rates. The improving economy coupled with an increased government deficit should bring with it rising interest rates which are usually detrimental to the bond market. As we attempt to shorten the duration of the Fund, we anticipate that corporate holdings will become a smaller portion of the portfolio since credit spreads have tightened considerably over the last twelve months. High-quality corporate bonds should underperform the market as improvement in the overall credit quality of the corporate bond market is limited, and their additional credit spread compared to U.S. Treasuries has diminished.

Over the near-term, we expect to continue to focus on those sectors we believe will benefit most from an improved economic environment. We are comfortable with the Fund's asset allocation, but will look for opportunities to shorten the duration slightly from its current 3.6 years. Our duration target will be at a level we believe is long enough to provide a high level of income, but short enough to provide reasonable protection if interest rates rise. Duration is a measure of price sensitivity to interest rate changes. When interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. On the other hand, when interest rates rise, shorter-duration portfolios protect value better than longer portfolios.

The average credit quality and liquidity of the portfolio remains high with approximately 41% of the Fund's assets allocated to U.S. Treasury, U.S. Government Agency and mortgage-backed securities, all of which are of the highest credit quality.

As always, we appreciate the privilege of serving your investment needs.

Sincerely,

/s/ David J. Galvan

David J. Galvan
Vice President

Wayne Hummer Asset Management Company

April 26, 2004



1 Total returns do not reflect the 1% sales charge.

2 The Merrill Lynch U.S. Corporate and Government 1-10 Year Index is an unmanaged index of fixed rate, coupon bearing government, investment grade corporate and mortgage pass-through securities.

3 Distribution rate per share is based upon dividends per share declared during the period divided by the net asset value per share at March 31, 2004.

PERFORMANCE COMPARISON

WAYNE HUMMER INCOME FUND VS. MERRILL LYNCH U.S. CORPORATE AND GOVERNMENT 1-10 YEAR INDEX

Growth of $10,000 initial investment for a 10 year period ended March 31, 2004.

Line Chart:
                                                   MERRILL LYNCH
                                                   U.S. CORPORATE
                                                   AND GOVERNMENT
                                                   1-10 YEAR
                               INCOME FUND         INDEX
  1994                          9900               10000
                                9746                9943
                                9772               10023
                                9848               10018
  1995                         10312               10454
                               10787               10977
                               11014               11157
                               11378               11553
  1996                         11218               11459
                               11282               11526
                               11448               11728
                               11777               12017
  1997                         11703               12011
                               12110               12364
                               12501               12698
                               12840               12972
  1998                         13020               13179
                               13269               13427
                               13768               14019
                               13786               14069
  1999                         13638               14043
                               13553               13988
                               13670               14121
                               13632               14135
  2000                         13915               14345
                               14036               14583
                               14428               14998
                               14791               15565
  2001                         15309               16086
                               15391               16183
                               15984               16949
                               15897               16960
  2002                         15795               16909
                               16444               17500
                               17064               18303
                               17187               18598
  2003                         17418               18871
                               17870               19359
                               17706               19364
                               17624               19383
  2004                         18008               19847


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/04
  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                   1 YEAR       5 YEAR       10 YEAR
------------------------------------------------------------------------
  WAYNE HUMMER INCOME FUND
  (assuming 1% sales charge)           2.35%        5.50%        6.06%
------------------------------------------------------------------------
  MERRILL LYNCH U.S. CORPORATE
  AND GOVERNMENT 1-10 YEAR INDEX       5.17%        7.16%        7.09%
------------------------------------------------------------------------

Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer Income Fund, adjusted for the maximum sales charge of 1%, with the Merrill Lynch U.S. Corporate and Government 1-10 Year Index, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

PORTFOLIO HIGHLIGHTS

TOP 10 BOND HOLDINGS AS OF 3/31/04:

 1. U.S. Treasury Note, 5.50%, 2/15/08
 2. Federal National Mortgage Association, 6.63%, 11/15/10
 3. Government National Mortgage Association, 5.00%, 3/15/18
 4. General Electric Capital Corporation, 6.00%, 6/15/12
 5. The Washington Post Company, 5.50%, 2/15/09
 6. Champion International Corporation, 6.40%, 2/15/26
 7. Regions Bank, 2.90%, 12/15/06
 8. Sara Lee Corporation, 6.05%, 4/14/08
 9. The Mead Corporation, 6.84%, 3/1/37
10. Florida Power and Light Company, 5.88%, 4/1/09

The top ten holdings comprise 66.2% of net assets.

PERFORMANCE COMPOSITION AS OF 3/31/04: (% of net assets)

PIE CHART:

48%   CORPORATE OBLIGATIONS
35%   U.S. GOVERNMENT AND AGENCY ISSUES
6%    MORTGAGE-BACKED SECURITIES
3%    PREFERRED STOCK
8%    CASH AND OTHER

Portfolio holdings are subject to change and may not represent future portfolio composition.

STATEMENT OF ASSETS AND LIABILITIES

                                                             MARCH 31, 2004

  ASSETS
  Investments, at value (Cost: $10,590,528)                     $11,018,762
  Cash                                                              131,436
  Interest receivable                                               115,118
  Receivable for Fund Shares sold                                    13,775
  Other                                                              13,989
--------------------------------------------------------------------------------
  Total assets                                                   11,293,080

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                   19,210
  Dividends payable                                                   5,480
  Due to Wayne Hummer Asset Management Company                        4,848
  Accrued liabilities                                                 4,300
--------------------------------------------------------------------------------
  Total liabilities                                                  33,838
--------------------------------------------------------------------------------
  Net assets applicable to 710,903 Shares outstanding,
    no par value, equivalent to $15.84 per Share               $11,259,242
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                               $10,917,069
  Net unrealized appreciation of investments                        428,234
  Accumulated net realized loss on sales of investments             (86,061)
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                   $11,259,242
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
    ($11,259,242 / 710,903 Shares outstanding)                       $15.84
================================================================================
  Maximum offering price per Share (net asset value,
    plus 1.01% of net asset value or 1% of offering price)           $16.00
================================================================================


               See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                             MARCH 31, 2004

  INVESTMENT INCOME:
  Interest                                                         $612,855
  Dividends                                                          21,205
--------------------------------------------------------------------------------
  Total investment income                                           634,060

  EXPENSES:
  Management fee                                                     75,808
  Professional fees                                                  31,165
  Transfer agent fees                                                25,909
  Portfolio accounting fees                                          14,576
  Trustee fees                                                       11,824
  Registration fees                                                  10,344
  Custodian fees                                                     10,100
  Printing costs                                                     10,009
  Other                                                               3,330
--------------------------------------------------------------------------------
  Total expenses                                                    193,065
--------------------------------------------------------------------------------
  Net investment income                                             440,995
--------------------------------------------------------------------------------

  Net realized gain on sales of investments                         488,391
  Change in net unrealized appreciation                            (515,987)
--------------------------------------------------------------------------------
  Net loss on investments                                           (27,596)
--------------------------------------------------------------------------------

  Net increase in net assets resulting from operations             $413,399
================================================================================

               See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED MARCH 31,
                                                    2004               2003

  OPERATIONS:
  Net investment income                         $440,995           $759,858
  Net realized gain (loss) on sales
     of investments                              488,391           (274,989)
  Change in net unrealized appreciation         (515,987)         1,335,835
--------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                              413,399          1,820,704

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (452,706)          (776,080)

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                    1,666,681          2,967,464
  Shares issued upon reinvestment of dividends   369,663            616,862
--------------------------------------------------------------------------------
                                               2,036,344          3,584,326
  Less payments for Shares redeemed            9,326,268          4,496,748
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions       (7,289,924)          (912,422)
--------------------------------------------------------------------------------
  Total increase (decrease) in net assets     (7,329,231)           132,202

  NET ASSETS:
  Beginning of year                           18,588,473         18,456,271
--------------------------------------------------------------------------------
  End of year                                $11,259,242        $18,588,473
================================================================================


               See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                               YEAR ENDED MARCH 31,
                                                  2004      2003       2002(b)    2001     2000
  NET ASSET VALUE, BEGINNING OF YEAR            $15.78    $14.92     $15.21     $14.65   $15.21

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.46      0.65       0.77       0.86     0.90
  Net realized and unrealized gains
    (losses) on investments                       0.06      0.86      (0.29)      0.56    (0.56)
-------------------------------------------------------------------------------------------------
  Total from investment operations                0.52      1.51       0.48       1.42     0.34

  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.46)    (0.65)     (0.77)     (0.86)   (0.90)

  NET ASSET VALUE, END OF YEAR                  $15.84    $15.78     $14.92     $15.21   $14.65
=================================================================================================
  TOTAL RETURN (a)                               3.39%    10.27%      3.17%     10.02%    2.03%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)              11,259    18,588     18,456     17,371   18,033
  Ratio of total expenses to average
    net assets                                   1.28%     1.15%      1.15%      1.08%    1.02%
  Ratio of net investment income to
    average net assets                           2.91%     4.11%      4.98%      5.85%    5.78%
  Portfolio turnover rate                          53%       40%        50%        37%      11%

  NOTES TO FINANCIAL HIGHLIGHTS:

  a.) Excludes sales charge of 1%, which was effective August 1, 1999 for new accounts.

  b.) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for investment companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. These changes for the year ended March 31, 2002, did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 5.07% to 4.98%. Per share ratios and supplementary data for years ended prior to March 31, 2002, have not been restated to reflect this change in presentation.


               See accompanying notes to the financial statements

PORTFOLIO OF INVESTMENTS
MARCH 31, 2004

                                        PRINCIPAL AMOUNT                 VALUE

CORPORATE OBLIGATIONS (48.1%)

BANKS (4.5%)
Regions Bank
2.90%, 12/15/06                                 $500,000              $509,168
--------------------------------------------------------------------------------

BROADCASTING AND CABLE TV (2.5%)
Comcast Cable Communications, Inc.
6.20%, 11/15/08                                  250,000               276,696
--------------------------------------------------------------------------------

ELECTRIC (4.4%)
Florida Power and Light Company
5.88%, 4/1/09                                    300,000               334,812
South Carolina Electric & Gas Company
7.63%, 4/1/25                                    150,000               160,934
--------------------------------------------------------------------------------
                                                                       495,746

FINANCE (15.3%)
American Express Company
3.75%, 11/20/07                                  250,000               260,464
Ameritech Capital Funding Corporation
6.15%, 1/15/08                                   250,000               278,859
General Electric Capital Corporation
6.00%, 6/15/12                                   500,000               558,697
General Motors Acceptance Corporation
6.13%, 2/1/07                                    300,000               322,386
Lehman Brothers Holdings Inc.
7.20%, 8/15/09                                   250,000               294,749
--------------------------------------------------------------------------------
                                                                     1,715,155

FOOD (3.9%)
Sara Lee Corporation
6.05%, 4/14/08                                   400,000               441,427
--------------------------------------------------------------------------------

OIL AND GAS (4.4%)
Marathon Oil Corporation
(formerly USX-Marathon Group)
6.65%, 2/1/06                                    250,000               270,478
Northwest Natural Gas Company
6.80%, 5/21/07                                   200,000               226,282
--------------------------------------------------------------------------------
                                                                       496,760


                                        PRINCIPAL AMOUNT                 VALUE

PAPER & RELATED PRODUCTS (8.2%)
Champion International Corporation
6.40%, 2/15/26                                  $500,000              $544,528
The Mead Corporation
6.84%, 3/1/37                                    350,000               378,752
--------------------------------------------------------------------------------
                                                                       923,280

PUBLISHING (4.9%)
The Washington Post Company
5.50%, 2/15/09                                   500,000               551,844
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(Cost: $5,134,854)                                                   5,410,076
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (6.0%)

Government National Mortgage Association
5.00%, 3/15/18
(Cost: $671,916)                                 655,606               678,661
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
ISSUES (35.0%) (a)

Federal Home Loan Banks
4.65%, 5/21/07                                   250,000               266,807
Federal Home Loan Banks
5.75%, 10/15/07                                  200,000               221,074
U.S. Treasury Note
5.50%, 2/15/08                                 2,250,000             2,511,299
Federal National Mortgage Association
6.63%, 11/15/10                                  800,000               940,701
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY ISSUES
(Cost: $3,828,519)                                                   3,939,881
--------------------------------------------------------------------------------

               See accompanying notes to the financial statements.

                                                  SHARES                 VALUE

PREFERRED STOCK (2.6%)
Harris Preferred Capital Corporation
7.38%                                              6,000              $153,300
Household Capital Trust VII
7.50%                                              5,000               137,000
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $255,395)                                                       290,300
--------------------------------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(Cost: $9,890,684)                                                  10,318,918
--------------------------------------------------------------------------------



                                                                         VALUE

SHORT-TERM INVESTMENTS (6.2%)

COMMERICAL PAPER (6.2%)
State Street Corporation
1.00%, 4/9/04
(Cost: $699,844)                                                      $699,844
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.9%)
(Cost: $10,590,528) (b)                                             11,018,762

CASH AND OTHER ASSETS,
LESS LIABILITIES (2.1%)                                                240,480
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                                $11,259,242
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) The obligations of certain U.S. Government- sponsored entities are neither issued nor guaranteed by the United States Treasury.
(b) Based on the cost of investments of $10,590,528 for federal income tax purposes at March 31, 2004, the aggregate gross unrealized appreciation was $432,703, the aggregate gross unrealized depreciation was $4,469 and the net unrealized appreciation of investments was $428,234.

               See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Wayne Hummer Income Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of three investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund and Wayne Hummer Income Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 1, 1992. The Fund seeks to achieve a high level of current income in a manner consistent with prudent investment management.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other investment companies are valued at net asset value. Other securities for which no market quotations are available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. All of the distributions made during 2004 and 2003 are related to ordinary income.

Net investment income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. There were no differences between the book basis or tax basis of distributions for the years ended March 31, 2004 and 2003.

4. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2004, amounting to $86,061, is available to offset future capital gains. If not applied, $50,143 of the loss carryforward expires in 2009 and $35,918 expires in 2011.

There were no significant differences between the book basis and tax basis components of net assets other than the difference in accumulated net realized loss on sales of investments, attributable to the tax deferral of losses on certain sales of securities.

5. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees on an annual basis of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2004, the Fund incurred management fees of $75,808 and there were no reimbursements from the Investment Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the year ended March 31, 2004, the Fund incurred $14,576 for portfolio accounting services, which includes $13,060 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $1,999 from the sale of Fund Shares during the year ended March 31, 2004, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund was able to invest in the Wayne Hummer Money Market Fund ("Money Fund"), a mutual fund managed by the Investment Adviser. The Money Fund was offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Money Fund was closed on December 22, 2003. The Investment Adviser was obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statement of Operations. Information relating to these investments was as follows:

                                                                 YEAR ENDED
                                                             MARCH 31, 2004

  Purchases                                                      $5,120,396
  Proceeds from sales                                            $5,315,853
  Dividend Income                                                      $768

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of Trustees of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the year ended March 31, 2004, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $11,824.

6. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows:

                                                                 YEAR ENDED
                                                             MARCH 31, 2004

  Purchases                                                      $7,711,151
  Proceeds from sales                                           $15,369,125

7. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                                     YEAR ENDED MARCH 31,
                                                   2004               2003

  Shares sold                                    105,405            190,744
  Shares issued upon reinvestment of dividends    23,475             39,792
--------------------------------------------------------------------------------
                                                 128,880            230,536
  Shares redeemed                               (595,692)          (290,230)
--------------------------------------------------------------------------------
  Net decrease in Shares outstanding            (466,812)           (59,694)
================================================================================


8. TERMINATION OF THE FUND

On May 6, 2004, the Board of Trustees approved a resolution to cease operations of the Fund effective May 25, 2004. As a result, the Fund will be closed to new investors and will no longer accept new fund share sales from existing shareholders as of May 7, 2004. The Fund will redeem all remaining shareholders as of May 24, 2004, and distribute fund share proceeds ratably in accordance with each shareholder's ownership interest.

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER INCOME FUND

We have audited the accompanying statement of assets and liabilities of Wayne Hummer Income Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 28, 2004,
except for Note 8,
as to which the date
is May 6, 2004

MANAGEMENT OF THE TRUST
March 31, 2004

The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                TERM OF         PRINCIPAL                PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)            FUND COMPLEX
NAME, AGE                   POSITION(S) HELD    LENGTH OF       DURING PAST              OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                 WITH FUND           TIME SERVED     5 YEARS                  TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 73           Trustee,            Since           Chairman, Wayne          3                   Loomis-Sayles Funds
727 N. Bank Lane            Chairman of the     January 2003    Hummer Trust                                 and Loomis-Sayles
Lake Forest, IL  60045      Board of Trustees                   Company (WHTC):                              Investment Trust
                                                                formerly chief                               through November
                                                                investment officer for                       2003 (investment
                                                                WHTC, January 1995)                          companies)
                                                                to February 2003.                            (22 portfolios)

Mr. Alaimo is an "interested person" of the Trust as defined in the 1940 Act because he is Chairman of the Wayne Hummer Trust Company, an affiliated person of the Investment Adviser.

                             NON-INTERESTED TRUSTEES

                                                                                         NUMBER OF
                                                TERM OF         PRINCIPAL                PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)            FUND COMPLEX
NAME, AGE                   POSITION(S) HELD    LENGTH OF       DURING PAST              OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                 WITH FUND           TIME SERVED     5 YEARS                  TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 70      Trustee             Since 1994      Managing Director,       3                   Knight Trading Group,
3 First National Plaza                                          Madison Advisory                             Inc. (holding company
Suite 1400                                                      Group (registered                            for securities broker);
Chicago, IL  60602                                              investment adviser)                          Howe Barnes
                                                                                                             Securities, Inc.
                                                                                                             (securities broker);
                                                                                                             AHA Investment Funds
                                                                                                             (investment company)
                                                                                                             (4 portfolios)

Joel D. Gingiss, 61         Trustee             Since 1983      Attorney, Smith          3                   None.
207 Hazel Avenue                                                & LaLuzerne, Ltd.,
Highland Park, IL  60035                                        since January 2002;
                                                                Attorney, Rosing, Smith,
                                                                Eriksen, Zeit and
                                                                Stanczak, Ltd., May 2000
                                                                to December 2001; prior
                                                                thereto, Assistant
                                                                State's Attorney, Lake
                                                                County, Illinois.

Patrick B. Long, 60         Trustee             Since 1983      Chairman & CEO, OG       3                   None.
4300 Varsity Drive                                              Technologies, Inc.
Ann Arbor, MI  48108                                            (surface measurement
                                                                technology company)

James J. Riebandt, 53       Trustee             Since 1999      Attorney, Riebandt       3                   None.
1237 S. Arlington                                               & DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 78         Trustee             Since 1983      Chairman Emeritus of     3                   None.
200 First Avenue E                                              the Board of Directors
Newton, IA  50208                                               and Adviser, since
                                                                August 2003 and
                                                                formerly Chairman of
                                                                the Board, B. F. Shaw
                                                                Printing Co.


MANAGEMENT OF THE TRUST (CONT.)

                                    OFFICERS

                                                TERM OF OFFICE AND
NAME, AGE                   POSITION(S) HELD    LENGTH OF               PRINCIPAL OCCUPATION(S)
AND ADDRESS                 WITH FUND           TIME SERVED             DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 58       President           Since 1996              First Vice President/Investments and
300 S. Wacker Drive                                                     Managing Director, Wayne Hummer
Chicago, IL  60606                                                      Asset Management Company, since
                                                                        February 2002; formerly President
                                                                        and Director, Wayne Hummer Management
                                                                        Company, since September 1996; prior
                                                                        thereto, Principal, Wayne Hummer
                                                                        Investments L.L.C.

David J. Galvan, 43         Vice President      Since 2003              Vice President, Wayne Hummer Asset
300 S. Wacker Drive                                                     Management Company, since January 2003;
Chicago, IL  60606                                                      Vice President, Wintrust Financial
                                                                        Corporation, since 1999; prior thereto,
                                                                        Vice President, AMCORE Bank, N.A.

Jean M. Maurice, 41         Treasurer           Since 1987              Treasurer, Wayne Hummer Asset
300 S. Wacker Drive         Secretary           Since 2002              Management Company, since
Chicago, IL  60606                                                      February 2002.

Merrill A. Richardson, 34   Assistant Secretary Since 2002              Fund accountant for Wayne
300 S. Wacker Drive                                                     Hummer Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-888-621-5588.


FEDERAL TAX STATUS OF 2003 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

GUIDELINES FOR VOTING PROXIES

A description of the guidelines that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-621-5588, on the Fund's website at www.whummer.com, and on the U.S. Securities and Exchange Commission's website at www.sec.gov.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

Joseph Alaimo
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
James J. Riebandt

Eustace K. Shaw

START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive  Chicago, Illinois 60606-6607

INTERNET    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


Logo: Wayne Hummer(R) Investments

                                    Distributor                             4/04


We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


Logo: Wayne Hummer(R) Investments
300 South Wacker Drive
Chicago, Illinois 60606-6607


PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 Wayne Hummer(R)
                                   Growth Fund

Photo of: THOMAS J. ROWLAND
PORTFOLIO MANAGER:
THOMAS J. ROWLAND

ANNUAL
FINANCIAL STATEMENTS
March 31, 2004

DEAR FELLOW SHAREHOLDER:

The Wayne Hummer Growth Fund (the "Fund") is coming of age, turning 21 years old late this year. However, as mutual funds go, this longevity qualifies it as a relative old-timer, as it surpasses the life spans of 92% of all domestic equity funds. Throughout its history, Fund management has endeavored to identify seasoned growth companies with continuing long-term favorable growth prospects and that were selling at valuations that offered the potential for above average returns for shareholders.

This annual report of the Fund covers its twentieth complete fiscal year, which ended March 31, 2004. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again present both the S&P 500 Composite Stock Price Index ("S&P 500")1 and the Russell Midcap Index.2

Though the Fund owns companies from small to very large, as measured by market capitalization, our focus for new investment opportunities has long been on those companies in the middle, generally regarded as falling in a market-cap range of $1 - 10 billion. These companies make up about one-fifth of the total stock market but about three-fourths of the market value of the Fund's portfolio. As long as these companies continue to meet our criteria they continue to be held, even as they prosper and migrate to large-cap status. An outgrowth of this approach is that the Fund has a very low turnover rate.

We believe mid-caps offer a compelling risk/reward profile. Numerous mid-cap companies offer financial strength on a par with large-cap companies and yet afford the prospect of superior growth. Conversely, many of the risks characteristically inherent in small companies may be avoided in the mid-cap sector.

The Fund's median market capitalization stands at $4.6 billion, whereas for mutual funds characterized as large-cap it's about $35 billion. We look for leading names, companies with valuable franchise niches that afford superior profitability and free cash flow generation. Though perhaps smaller, these companies typically have the dominant or a leading position in the market(s) served.

Calendar year 2003 marked the fourth consecutive year that mid-cap returns exceeded those of large-caps. And, through the first calendar quarter of 2004, mid-caps again outperformed the S&P 500, which gained 1.8% while the Russell Midcap, our benchmark, produced a 5.1% return. The Fund lagged this index, with a gain of 3.9%.3

For the trailing 12 months the Fund gained 44.9%3 compared to the Russell Midcap's gain of 50.8% and the S&P 500's 35.1%. The strongest performing market sectors were technology, consumer discretionary, and financials.

The Fund had a larger commitment to technology than the Russell benchmark but generated a lower return in this sector. The market's sector performance came significantly from the contribution of its more speculative element, stressed companies coming out from under the heavy weight of a brutal technology recession. The strong performance of lower quality stocks generally has been a hallmark of the upward movement in the market. The Fund's holdings are of generally high quality as rated by Standard & Poor's.

While the Fund matched the strong performance of the Russell Midcap's financial sector, the Fund carried a lesser commitment to these stocks. Finally, though the Fund's consumer discretionary stocks had a very strong relative return, its sector weighting was significantly less than that of the Russell Midcap.

Though market sentiment was extremely negative a year ago, by year-end 2003 the stock market had recaptured just less than half of the value it had lost from its peak in April 2000 to its bottom in September 2002. And from the stock market peak through the end of last year, long term interest rates fell roughly two full percentage points, touching off a bull market in bonds.

While the stock market continued its ascent from the market lows experienced a little over a year ago, the pace has moderated. We are pleased, nonetheless, that the trend into 2004 remained a positive one. Indeed, the March quarter is the third consecutive such period that reported earnings will be greater than the expectations that were held at its start. However, as March unfolded, the effect of this trend became overshadowed by increasing terrorist activity and a deteriorating situation in Iraq.

The data released during the quarter confounds both those that expect a robust recovery and those that believe the economy is plunging toward Hades. While Gross Domestic Product growth has been exuberant and inflation remains tame, consumer sentiment is said to be despondent and employment has not meaningfully rebounded. We daresay the early start to the presidential electioneering season won't add clarity to anyone's attempts to divine the prospects of the national economy.

The politically charged issue of job gains is as confusing as it is crucial to the election debate. The monthly Bureau of Labor Statistics survey of non-farm payrolls shows a decline of 700,000 jobs since November 2001. However, that same organization also reports that 2 million jobs have been added since that time, per its separately tabulated household survey report. Whatever the case, compare the long-term vitality of the U.S. economy to that of Germany which has an unchanged level of employment over the last decade. Yes, it is true that a country's currency is the ultimate indicator of a nation's economic strength. And the dollar was quite weak against the euro during 2003, but we believe for reasons that did not fully and fairly reflect competitive forces. Call us biased, but in our view, potential returns from equities in the U.S. are higher than those of Europe.

Our own story -- and the one we're sticking to -- is of a continuing economic rebound within the confines of an interest rate environment, the effect of which should remain benign to the progress of the economy. As such, we advocate staying the course.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland, CFA

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust

April 26, 2004


1 The S&P 500 measures the performance of an unmanaged group of 500 widely held large-capitalization U.S. stocks.

2 The Russell Midcap Index measures the performance of an unmanaged group of about 800 medium-sized U.S. companies.

3    Total return does not reflect the 2% sales charge.

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX
AND RUSSELL MIDCAP INDEX

Growth of $10,000 initial investment for a 10 year period ended March 31, 2004.

Line Chart:
                Growth Fund                 Russell Midcap               S&P 500
1994            9800                        10000                        10000
                9682                        9784                         10034
                10123                       10340                        10528
                10090                       10089                        10526
1995            11078                       11139                        11550
                11363                       12071                        12640
                11788                       13141                        13646
                12594                       13565                        14466
1996            12868                       14381                        15243
                13103                       14787                        15918
                13341                       15250                        16408
                14091                       16142                        17780
1997            14362                       16010                        18256
                16451                       18181                        21438
                17955                       20595                        23046
                18344                       20824                        23711
1998            20190                       23075                        27019
                20197                       22726                        27910
                17716                       19357                        25133
                21564                       22926                        30484
1999            21476                       22817                        32002
                24069                       25297                        34258
                22665                       23124                        32121
                29794                       27108                        36897
2000            30351                       29842                        37742
                28689                       28496                        36739
                28967                       30436                        36383
                28682                       29344                        33534
2001            25728                       26265                        29561
                27281                       28766                        31290
                23946                       23629                        26703
                26736                       27694                        29557
2002            28016                       28870                        29640
                24627                       26112                        25671
                21093                       21507                        21238
                22022                       23209                        23028
2003            20517                       22662                        22303
                23860                       26799                        25733
                25137                       28524                        26412
                28610                       32510                        29627
2004           $29734                      $34182                       $30130


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/04
  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                     1 YEAR        5 YEAR      10 YEAR
================================================================================
  WAYNE HUMMER GROWTH FUND
  (assuming 2% sales charge)             42.02%         6.29%       11.51%
--------------------------------------------------------------------------------
  RUSSELL MIDCAP INDEX                   50.83%         8.42%       13.08%
--------------------------------------------------------------------------------
  S&P 500 INDEX                          35.12%        (1.20%)      11.67%
--------------------------------------------------------------------------------

Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Midcap Indices. The S&P 500 and Russell Midcap Indices are unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

TOP 10 STOCK HOLDINGS AS OF 3/31/04: (% OF NET ASSETS)

 1. QUALCOMM Incorporated (Communications Equipment) .................. 6.2%
 2. Patterson Dental Company (Distributors - Dental Supplies
     and Equipment) ................................................... 5.1%
 3. Fastenal Company (Distribution Wholesale - Building Supplies) ..... 4.7%
 4. Cardinal Health, Inc. (Health Care Distributors and Services) ..... 4.3%
 5. Applied Materials, Inc. (Semiconductor Equipment) ................. 4.3%
 6. The Cooper Companies, Inc. (Health Care - Specialty Health
     Care Products) ................................................... 4.2%
 7. McCormick & Company, Incorporated (Foods) ......................... 4.2%
 8. Northern Trust Corporation (Banking) .............................. 4.1%
 9. H&R Block, Inc. (Commercial Services - Finance) ................... 3.8%
10. Illinois Tool Works Inc. (Manufacturing - Diversified) ............ 3.7%

Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES 4/1/03 - 3/31/04

                                                         Share     Holdings
 ADDITIONS                                              Change   on 3/31/04
============================================================================
BJ Services Company ....................................15,000       50,000
Biomet, Inc ............................................10,000       50,000
Borders Group, Inc. ....................................30,000      150,000
Cintas Corporation .....................................20,000       80,000
Gentex Corporation ..................................... 7,000        7,000
Health Management Associates, Inc. .....................25,000      175,000
Pactiv Corporation ....................................145,000      145,000
TCF Financial Corporation ..............................22,000       50,000


                                                         Share     Holdings
 REDUCTIONS                                             Change   on 3/31/04
============================================================================
Broadwing Inc. ........................................150,000          -0-
Burlington Resources, Inc. .............................20,000       15,000
Cardinal Health, Inc. ..................................25,000      100,000
Concord EFS, Inc. .....................................180,000          -0-
Emerson Electric Co. ...................................25,000          -0-
Illinois Tool Works Inc. ...............................25,000       75,000
Patterson Dental Company ...............................30,000      120,000

STATEMENT OF ASSETS AND LIABILITIES

                                                             MARCH 31, 2004
================================================================================
  ASSETS
  Investments, at value (Cost: $75,270,143)                    $160,585,877
  Cash                                                              218,721
  Receivable for Fund Shares sold                                    28,327
  Dividends receivable                                              114,600
--------------------------------------------------------------------------------
  Other                                                              56,494
--------------------------------------------------------------------------------
  Total assets                                                  161,004,019

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                   39,430
  Due to Wayne Hummer Asset Management Company                       99,598
  Accrued liabilities                                                34,988
--------------------------------------------------------------------------------
  Total liabilities                                                 174,016
--------------------------------------------------------------------------------
  Net assets applicable to 3,997,055 Shares outstanding,
    no par value, equivalent to $40.24 per Share               $160,830,003
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                               $73,484,083
  Net unrealized appreciation of investments                     85,315,734
  Undistributed net realized gain on sales of investments         2,030,186
  Undistributed net investment income                                 - 0 -
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                  $160,830,003
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
    ($160,830,003 / 3,997,055 Shares outstanding)                    $40.24
================================================================================
  Maximum offering price per Share (net asset value,
    plus 2.02% of net asset value or 2% of offering price)           $41.06
================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                             MARCH 31, 2004
================================================================================
  INVESTMENT INCOME:
  Dividends                                                      $1,462,712
  Interest                                                            4,170
--------------------------------------------------------------------------------
  Total investment income                                         1,466,882
--------------------------------------------------------------------------------

  EXPENSES:
  Management fee                                                  1,078,128
  Professional fees                                                 116,641
  Trustee fees                                                       76,174
  Transfer agent fees                                                68,897
  Custodian fees                                                     31,900
  Printing costs                                                     30,510
  Portfolio accounting fees                                          25,209
  Registration fees                                                  16,799
  Other                                                              19,400
--------------------------------------------------------------------------------
  Total expenses                                                  1,463,658
--------------------------------------------------------------------------------
  Net investment income                                               3,224
--------------------------------------------------------------------------------

  Net realized gain on sales of investments                       2,217,559
  Change in net unrealized appreciation                          48,594,938
--------------------------------------------------------------------------------
  Net gain on investments                                        50,812,497
--------------------------------------------------------------------------------

  Net increase in net assets resulting from operations          $50,815,721
================================================================================


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED MARCH 31,
                                                    2004               2003
================================================================================
  OPERATIONS:
  Net investment income                           $3,224            $51,235
  Net realized gain on sales of investments    2,217,559             38,072
  Change in net unrealized appreciation       48,594,938        (43,964,435)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations                 50,815,721        (43,875,128)

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (122,015)           (42,982)
  Net realized gains on investments             (100,934)        (1,375,429)
--------------------------------------------------------------------------------
  Total dividends to shareholders               (222,949)        (1,418,411)
--------------------------------------------------------------------------------

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                   14,399,500         10,299,689
  Shares issued upon reinvestment of dividends   213,341          1,361,957
--------------------------------------------------------------------------------
                                              14,612,841         11,661,646

  Less payments for Shares redeemed           19,163,409         16,376,886
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions       (4,550,568)        (4,715,240)
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets     46,042,204        (50,008,779)

  NET ASSETS:
  Beginning of year                          114,787,799        164,796,578
--------------------------------------------------------------------------------
  End of year (including undistributed net
  investment income of $0 and $32,352
  at March 31, 2004 and 2003, respectively) $160,830,003       $114,787,799
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)
                                                  YEAR ENDED MARCH 31,
                                          2004     2003     2002     2001     2000
=====================================================================================
  NET ASSET VALUE, BEGINNING OF YEAR    $27.81   $38.31   $35.96   $46.83   $36.66
-------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   0.00     0.01     0.02     0.05     0.06
  Net realized and unrealized gains
    (losses) on investments              12.49   (10.18)    3.13    (6.73)   14.17
-------------------------------------------------------------------------------------
  Total from investment operations       12.49   (10.17)    3.15    (6.68)   14.23

  LESS DISTRIBUTIONS:
  Dividends from net investment income   (0.03)   (0.01)   (0.06)   (0.02)   (0.07)
  Distributions from net realized gains
    on investments                       (0.03)   (0.32)   (0.74)   (4.17)   (3.99)
-------------------------------------------------------------------------------------
  Total distributions                    (0.06)   (0.33)   (0.80)   (4.19)   (4.06)
-------------------------------------------------------------------------------------

  NET ASSET VALUE, END OF YEAR          $40.24   $27.81   $38.31   $35.96   $46.83
=====================================================================================
  TOTAL RETURN (a)                      44.92%  (26.77%)   8.90%  (15.23%)  41.33%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)     160,830  114,788  164,797  152,217  185,665
  Ratio of total expenses to average
    net assets                           1.02%    0.96%    0.89%    0.91%    0.95%
  Ratio of net investment income to
    average net assets                   0.00%    0.04%    0.08%    0.13%    0.15%
  Portfolio turnover rate                   5%       6%       5%       9%      10%


  NOTE TO FINANCIAL HIGHLIGHTS:

  a.) Excludes sales charge of 2%, which was effective August 1, 1999 for new accounts.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2004

                                        NUMBER OF SHARES                 VALUE
================================================================================
COMMON STOCKS (99.0%)

CONSUMER DISCRETIONARY 9.4%
Borders Group, Inc.                              150,000            $3,561,000
The Gap, Inc.                                     75,000             1,644,000
Gentex Corporation                                 7,000               303,660
Interpublic Group of
  Companies, Inc. (a)                            185,000             2,845,300
LA-Z-Boy Incorporated                            110,000             2,393,600
Royal Caribbean Cruises Ltd.                     100,000             4,410,000
--------------------------------------------------------------------------------
                                                                    15,157,560

CONSUMER STAPLES 6.4%
CVS Corporation                                  100,000             3,530,000
McCormick & Company,
  Incorporated                                   200,000             6,704,000
--------------------------------------------------------------------------------
                                                                    10,234,000

ENERGY 1.9%
BJ Services Company (a)                           50,000             2,163,500
Burlington Resources, Inc.                        15,000               954,450
--------------------------------------------------------------------------------
                                                                     3,117,950

FINANCIALS 13.9%
Capital One Financial
  Corporation                                     50,000             3,771,500
Cincinnati Financial
  Corporation                                     90,000             3,910,500
Northern Trust Corporation                       140,000             6,522,600
Old Republic International
  Corporation                                    225,000             5,526,000
TCF Financial Corporation                         50,000             2,553,500
--------------------------------------------------------------------------------
                                                                    22,284,100

HEALTH CARE 21.0%
Apogent Technologies Inc. (a)                    140,000             4,295,200
Biomet, Inc.                                      50,000             1,918,000
Cardinal Health, Inc.                            100,000             6,890,000
The Cooper Companies, Inc.                       126,000             6,804,000
Health Management
  Associates, Inc.                               175,000             4,061,750
Patterson Dental
  Company (a)                                    120,000             8,233,200
STERIS Corporation (a)                            60,000             1,548,000
--------------------------------------------------------------------------------
                                                                    33,750,150



                                        NUMBER OF SHARES                 VALUE
================================================================================
INDUSTRIALS 22.3%
Avery Dennison Corporation                        95,000            $5,909,950
H&R Block, Inc.                                  120,000             6,123,600
Cintas Corporation                                80,000             3,479,200
DeVry, Inc. (a)                                   90,000             2,713,500
Fastenal Company                                 140,000             7,516,600
IDEX Corporation                                  50,000             2,174,000
Illinois Tool Works Inc.                          75,000             5,942,250
Regal-Beloit Corporation                         100,000             1,998,000
--------------------------------------------------------------------------------
                                                                    35,857,100

INFORMATION TECHNOLOGY 18.7%
Applied Materials, Inc. (a)                      320,000             6,841,600
Fiserv, Inc. (a)                                 100,000             3,577,000
Kronos Incorporated (a)                          135,000             4,391,550
Molex Incorporated Class A                       100,000             2,604,000
Photronics, Inc. (a)                             150,000             2,661,000
QUALCOMM Incorporated                            150,000             9,963,000
--------------------------------------------------------------------------------
                                                                    30,038,150

MATERIALS 5.0%
Pactiv Corporation (a)                           145,000             3,226,250
RPM, Inc.                                        125,000             2,067,500
Sonoco Products Company                          110,000             2,670,800
--------------------------------------------------------------------------------
                                                                     7,964,550

TELECOMMUNICATION SERVICES 0.4%

Western Wireless
  Corporation Class A (a)                         33,500               782,895
--------------------------------------------------------------------------------
                                                                       782,895
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $73,870,721)                                                159,186,455
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

                                                                         VALUE
================================================================================
SHORT-TERM INVESTMENTS (0.9%)

COMMERCIAL PAPER (0.9%)
State Street Corporation
0.99% - 1.01%, 4/16/04
(Cost: $1,399,422)                                                  $1,399,422
--------------------------------------------------------------------------------


                                                                         VALUE
================================================================================
TOTAL INVESTMENTS (99.9%)
(Cost: $75,270,143) (b)                                           $160,585,877

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.1%)                                                244,126
--------------------------------------------------------------------------------

NET ASSETS (100.0%)                                               $160,830,003
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Non-income producing security.
(b) Based on the cost of investments of $75,270,143 for federal income tax purposes at March 31, 2004, the aggregate gross unrealized appreciation was $87,780,336, the aggregate gross unrealized depreciation was $2,464,602 and the net unrealized appreciation of investments was $85,315,734.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Wayne Hummer Growth Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of three investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund and Wayne Hummer Income Fund, each operating as a separate mutual fund. [The Board of Trustees of the Trust has voted to terminate the Wayne Hummer Income Fund effective May 25, 2004.] The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve long-term capital growth.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION

Securities (other than a security for which the primary market is NASDAQ) are valued at the last reported sale price for securities traded on a principal exchange. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price, and in the absence of any Official Closing Price on the valuation date, a security is valued at the last reported price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry.

Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investments in other investment companies are valued at the reported net asset value. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. Total dividends paid during the year ended March 31, 2004, amounted to $222,949, of which $122,015 represented ordinary income and $100,934 represented long-term capital gains. Total dividends paid during the year ended March 31, 2003, amounted to $1,418,411, of which $42,982 represented ordinary income and $1,375,429 represented long-term capital gains.

4. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders. There were no significant differences between the book basis and the tax basis components of net assets.

5. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2004, the Fund incurred management fees of $1,078,128 amounting to approximately 0.75% of average daily net assets of the Fund, and there were no reimbursements from the Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the year ended March 31, 2004, the Fund incurred $25,209 for portfolio accounting services, which included $10,930 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $55,375 from the sale of Fund Shares during the year ended March 31, 2004, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund was able to invest in the Wayne Hummer Money Market Fund ("Money Fund"), a mutual fund managed by the Investment Adviser. The Money Fund was offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Money Fund was closed on December 22, 2003. The Investment Adviser was obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statement of Operations. Information relating to these investments was as follows:

                                                                 YEAR ENDED
                                                             MARCH 31, 2004
================================================================================
  Purchases                                                     $11,096,903
  Proceeds from sales                                           $13,693,214
  Dividend Income                                                    $8,279

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of Trustees of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the year ended March 31, 2004, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $76,174.

6. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows:

                                                                 YEAR ENDED
                                                             MARCH 31, 2004
================================================================================
  Purchases                                                      $7,243,222
  Proceeds from sales                                           $11,018,261

7. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets are with respect to the following number of shares:

                                                      YEAR ENDED MARCH 31,
                                                      2004            2003
================================================================================
  Shares sold                                       432,979         321,375
  Shares issued upon reinvestment of dividends        6,009          36,465
--------------------------------------------------------------------------------
                                                    438,988         357,840
  Shares redeemed                                  (569,384)       (532,495)
--------------------------------------------------------------------------------
  Net decrease in Shares outstanding               (130,396)       (174,655)
================================================================================

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Wayne Hummer Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 28, 2004

MANAGEMENT OF THE TRUST
March 31, 2004

The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                                                                                         NUMBER OF
                                                TERM OF         PRINCIPAL                PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)            FUND COMPLEX
NAME, AGE                   POSITION(S) HELD    LENGTH OF       DURING PAST              OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                 WITH FUND           TIME SERVED     5 YEARS                  TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 73           Trustee, Chairman   Since           Chairman Wayne Hummer    3                   Loomis-Sayles Funds
727 N. Bank Lane            of the Board        January 2003    Trust Company (WHTC);                        and Loomis-Sayles
Lake Forest, IL  60045      of Trustees                         formerly chief investment                    Investment Trust
                                                                Sayles Investment                            through November
                                                                officer for WHTC                             2003 (investment
                                                                January 1995 to                              companies)
                                                                February 2003.                               (22 portfolios)

Mr. Alaimo is an "interested person" of the Trust as defined in the 1940 Act because he is Chairman of the Wayne Hummer Trust Company, an affiliated person of the Investment Adviser.

                             NON-INTERESTED TRUSTEES

                                                                                         NUMBER OF
                                                TERM OF         PRINCIPAL                PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)            FUND COMPLEX
NAME, AGE                   POSITION(S) HELD    LENGTH OF       DURING PAST              OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                 WITH FUND           TIME SERVED     5 YEARS                  TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 70      Trustee             Since 1994      Managing Director,       3                   Knight Trading Group,
3 First National Plaza                                          Madison Advisory                             Inc. (holding company
Suite 1400                                                      Group (registered                            for securities broker);
Chicago, IL  60602                                              investment adviser)                          Howe Barnes
                                                                                                             Securities, Inc.
                                                                                                             (securities broker);
                                                                                                             AHA Investment Funds
                                                                                                             (investment company)
                                                                                                             (4 portfolios)

Joel D. Gingiss, 61         Trustee             Since 1983      Attorney, Smith &        3                   None.
207 Hazel Avenue                                                LaLuzerne, Ltd., since
Highland Park, IL  60035                                        January 2002; Attorney,
                                                                Rosing, Smith,  Eriksen,
                                                                Zeit and Stanczak, Ltd.,
                                                                May 2000 to December
                                                                2001; Prior
                                                                thereto, Assistant
                                                                State's Attorney,
                                                                Lake County
                                                                Illinois.

Patrick B. Long, 60         Trustee             Since 1983      Chairman & CEO, OG       3                   None.
4300 Varsity Drive                                              Technologies, Inc.
Ann Arbor, MI  48108                                            (surface measurement
                                                                technology company)

James J. Riebandt, 53       Trustee             Since 1999      Attorney, Riebandt &     3                   None.
1237 South Arlington                                            DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 78         Trustee             Since 1983      Chairman Emeritus        3                   None.
200 First Avenue E                                              of the Board of
Newton, IA  50208                                               Directors and Adviser,
                                                                since August 2003 and
                                                                formerly Chairman of
                                                                the Board, B. F. Shaw
                                                                Printing Co.


MANAGEMENT OF THE TRUST (CONT.)
                                    OFFICERS

                                                TERM OF OFFICE AND
NAME, AGE                   POSITION(S) HELD    LENGTH OF               PRINCIPAL OCCUPATION(S)
AND ADDRESS                 WITH FUND           TIME SERVED             DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 58       President           Since 1996              First Vice President/Investments and
300 S. Wacker Drive                                                     Managing Director, Wayne Hummer Asset
Chicago, IL  60606                                                      Management Company, since February
                                                                        2002; formerly President and
                                                                        Director, Wayne Hummer
                                                                        Management Company, since
                                                                        September 1996; prior
                                                                        thereto, Principal, Wayne
                                                                        Hummer Investments L.L.C.

David J. Galvan, 43         Vice President      Since 2003              Vice President, Wayne Hummer Asset
300 S. Wacker Drive                                                     Management Company, since January
Chicago, IL  60606                                                      2003; Vice President, Wintrust Financial
                                                                        Corporation, since 1999;
                                                                        prior thereto, Vice
                                                                        President, AMCORE Bank, N.A.

Jean M. Maurice, 41         Treasurer           Since 1987              Treasurer, Wayne Hummer Asset
300 S. Wacker Drive         Secretary           Since 2002              Management Company,
Chicago, IL  60606                                                      since February 2002.

Merrill A. Richardson, 34   Assistant           Since 2002              Fund accountant for Wayne
300 S. Wacker Drive         Secretary                                   Hummer Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-800-621-4477.

FEDERAL TAX STATUS OF 2003 DIVIDENDS

The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2003 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

GUIDELINES FOR VOTING PROXIES

A description of the guidelines that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-621-5588, on the Fund's website at www.whummmer.com, and on the U.S. Securities and Exchange Commission's website at www.sec.gov.

FUND OVERVIEW

The investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term capital growth. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS

SYSTEMATIC INVESTING

Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN

You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN

You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS

By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

IRA OR RETIREMENT PLANS

Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: WWW.WHUMMER.COM

Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

Joseph P. Alaimo
Chairman
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
James J. Riebandt
Eustace K. Shaw




START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive    Chicago, Illinois 60606-6607

INTERNET    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

Logo: Wayne Hummer(R) Investments

                                    Distributor                             4/04


We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


Logo: Wayne Hummer(R) Investments

300 South Wacker Drive
Chicago, Illinois 60606-6607


PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 Wayne Hummer(R)
                               CorePortfolio Fund

Photos of:
PORTFOLIO MANAGERS:
THOMAS J. ROWLAND
DAVID D. COX

ANNUAL
FINANCIAL STATEMENTS
March 31, 2004

DEAR FELLOW SHAREHOLDER:

We are pleased to present our shareholder report for the Wayne Hummer CorePortfolio Fund (the "Fund") for the fiscal year ended March 31, 2004.

After a three-year bear market, stocks staged a strong rally over this past fiscal year. For the twelve-month period ended March 31, 2004, the market returns were downright ebullient, with the S&P 500 Composite Stock Price Index ("S&P 500")1 rising 35%. The net asset value of a Fund share, with reinvested dividends, increased 19.4%2, lagging this broad market index.

The rising trend in corporate profits has been supportive of the rising trend we have seen in stock prices. In fact, this past quarter will be the third consecutive period that reported earnings will be greater than expectations. However, as March unfolded, the effect of this trend became overshadowed by increasing terrorist activity and a deteriorating situation in Iraq. Unfortunately, these sources of instability are unpredictable wildcards in an otherwise continuing economic rebound within the confines of a benign interest rate environment.

The underperformance of the Fund over the past year is a function of the type of securities held in the portfolio. Pursuant to the Fund's mandate, the portfolio is invested in the largest companies in each of the economic sectors of the S&P
500. Large capitalization securities, unfortunately for the Fund, lagged their smaller capitalization counterparts for the fourth consecutive year. This disparity of performance has been significant. The Russell 2000 Index3, a barometer for small capitalization stocks, has outperformed the largest capitalization securities, as represented by the S&P 100 Index,4 by more than 75% over the past four years.

The Fund's focus on high quality securities also affected the Fund's relative performance. The Fund continues to hold a portfolio of very high quality companies, as measured by credit rating. Roughly three quarters of the Fund's portfolio is invested in companies with a rating in the "AA" category or better, and nearly 35% of the portfolio is invested in "AAA" rated companies (the highest credit ranking given by Standard & Poor's). Low quality securities have dramatically outperformed the higher quality securities that predominate the Fund. These low quality companies, typically having poor balance sheets and inconsistent financial results, experienced returns, in many cases, north of 100% over the past fiscal year.

Going forward, we believe high quality large capitalization securities are poised for improved relative returns. Research by Tobias Levkovich, Smith Barney's chief market strategist, showed that the top twenty-five stocks in the S&P 500, which comprised nearly 85% of the Fund's assets at the end of the fiscal year, are near 20 year lows in terms of valuation, as measured by the price to earnings ratio on expected earnings this year. The wide valuation gap that currently exists between both ends of the quality spectrum does not seem sustainable. This is especially the case if, as expected, corporate profit growth eventually starts to moderate or even decelerate. While the timing of this anticipated shift is unclear, once it does occur, the Fund's portfolio of securities should put it in a favorable position for improved relative performance.

We appreciate your confidence, and are pleased to be part of your long-term investment plan.

Sincerely,

/s/ Thomas J. Rowland, CFA                  /s/ David D. Cox, CFA

Thomas J. Rowland, CFA                      David D. Cox, CFA
President                                   Vice President
Wayne Hummer Investment Trust               Wayne Hummer Asset
                                            Management Company

April 26, 2004




1 The S&P 500 measures the performance of an unmanaged group of 500 widely held large-capitalization U.S. stocks.

2    Total return does not reflect the 2% sales charge.

3 The Russell 2000 includes the smallest 2000 securities in the Russell 3000 and is constructed to provide a comprehensive and unbiased small-cap barometer.

4 The S&P 100 Index measures large-cap company performance. This market capitilization weighted index is a subset of the S&P 500, and is made up of 100 major, blue-chip companies across diverse industry groups.

PORTFOLIO HIGHLIGHTS

  TOP 10 STOCK HOLDINGS AS OF 3/31/04: (% of net assets)

 1. Citigroup Inc. (Banking) ..........................................8.6%
 2. General Electric Company (Electrical Equipment) ...................7.3%
 3. Microsoft Corporation (Computer Software & Services) ..............7.1%
 4. Pfizer Inc. (Health Care - Drugs) .................................6.8%
 5. American International Group, Inc. (Insurance) ....................6.1%
 6. Wal-Mart Stores, Inc. (Retail - General Merchandise) ..............6.0%
 7. Intel Corporation (Electronic Components - Semiconductors) ........4.6%
 8. Cisco Systems, Inc. (Communications Equipment - Data Networking) ..4.3%
 9. The Home Depot, Inc. (Retail - Home Improvement) ..................4.0%
10. Exxon Mobil Corporation (Oil) .....................................3.9%


Portfolio holdings are subject to change and may not represent future portfolio composition.

PERFORMANCE COMPARISON

WAYNE HUMMER COREPORTFOLIO FUND VS. S&P 500 INDEX

Growth of $10,000 initial investment from inception (August 2, 1999) through March 31, 2004.

LINE CHART:

                                    COREPORTFOLIO FUND                S&P 500
AUG 2 99                            9800                              10000
                                    9850                              9955
SEP 99                              9520                              9682
                                    10420                             10295
                                    10540                             10504
                                    11196                             11123
                                    10855                             10564
                                    10344                             10364
MAR 00                              11506                             11378
                                    10750                             11036
                                    10439                             10809
                                    10860                             11076
                                    10830                             10903
                                    11211                             11580
SEP 00                              10229                             10968
                                    10259                             10922
                                    9557                              10061
                                    9196                              10111
                                    9397                              10469
                                    8645                              9515
MAR 01                              7993                              8912
                                    8785                              9605
                                    8825                              9669
                                    8735                              9434
                                    8595                              9341
                                    7961                              8757
SEP 01                              7469                              8050
                                    7700                              8204
                                    8152                              8833
                                    8183                              8910
                                    7871                              8780
                                    7790                              8611
MAR 02                              7981                              8935
                                    7321                              8393
                                    7210                              8331
                                    6776                              7738
                                    6354                              7135
                                    6425                              7182
SEP 02                              5715                              6346
                                    6354                              6905
                                    6557                              7312
                                    6150                              6882
                                    5926                              6702
                                    5814                              6602
MAR 03                              5957                              6666
                                    6395                              7215
                                    6446                              7595
                                    6538                              7692
                                    6620                              7827
                                    6641                              7980
SEP 03                              6600                              7895
                                    6856                              8342
                                    6804                              8416
                                    7175                              8857
                                    7237                              9019
                                    7257                              9145
MAR 04                              7113                              9007


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/04

                                                       SINCE INCEPTION DATE
  ANNUALIZED RETURNS FOR THE                              (AUGUST 2, 1999 -
  FOLLOWING PERIODS:                      1 YEAR            MARCH 31, 2004)
---------------------------------------------------------------------------
  WAYNE HUMMER
  COREPORTFOLIO FUND
  (assuming 2% sales charge)              17.02%               (7.04%)
---------------------------------------------------------------------------
  S&P 500 INDEX                           35.12%               (2.05%)
---------------------------------------------------------------------------



Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 Index is unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENT OF ASSETS AND LIABILITIES

                                                             MARCH 31, 2004

  ASSETS
  Investments, at value (Cost: $16,416,682)                     $15,739,199
  Cash                                                              131,785
  Receivable for Fund Shares sold                                     4,985
  Dividends receivable                                               18,775
  Other                                                               5,688
--------------------------------------------------------------------------------
  Total assets                                                   15,900,432

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                   64,827
  Accrued liabilities                                                12,241
--------------------------------------------------------------------------------
  Total liabilities                                                  77,068
--------------------------------------------------------------------------------
  Net assets applicable to 2,294,801 Shares outstanding,
     no par value, equivalent to $6.90 per Share,               $15,823,364
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                               $25,363,696
  Net unrealized depreciation of investments                       (677,483)
  Accumulated net realized loss on sales of investments          (8,898,905)
  Undistributed net investment income                                36,056
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                   $15,823,364
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
     ($15,823,364 / 2,294,801 Shares outstanding)                     $6.90
================================================================================
  Maximum offering price per Share (net asset value, plus
     2.02% of net asset value or 2% of offering price)                $7.04
================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                             MARCH 31, 2004

  INVESTMENT INCOME:
  Dividends                                                        $322,086
--------------------------------------------------------------------------------

  EXPENSES:
  Management fee                                                     68,678
  Transfer agent fees                                                32,342
  Professional fees                                                  26,716
  Printing costs                                                     13,820
  Portfolio accounting fees                                          13,017
  Trustee fees                                                       12,655
  Registration fees                                                  12,100
  Custodian fees                                                     11,000
  Other                                                               4,603
--------------------------------------------------------------------------------
  Total expenses                                                    194,931
  Less management fees waived                                       (66,160)
--------------------------------------------------------------------------------
  Net expenses                                                      128,771
--------------------------------------------------------------------------------
  Net investment income                                             193,315
--------------------------------------------------------------------------------

  Net realized loss on sales of investments                        (907,357)
  Change in net unrealized depreciation                           3,680,980
--------------------------------------------------------------------------------
  Net gain on investments                                         2,773,623
--------------------------------------------------------------------------------

  Net increase in net assets resulting from operations           $2,966,938
================================================================================


                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED MARCH 31,
                                                    2004               2003

  OPERATIONS:
  Net investment income                         $193,315           $209,176
  Net realized loss on sales of investments     (907,357)        (2,960,784)
  Change in net unrealized appreciation
    or depreciation                            3,680,980         (3,280,155)
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations                  2,966,938         (6,031,763)

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (208,976)          (186,686)
  Net realized gains on investments                - 0 -              - 0 -
--------------------------------------------------------------------------------
  Total dividends to shareholders               (208,976)          (186,686)

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                    2,775,942          1,936,474
  Shares issued upon reinvestment of dividends   205,257            183,893
--------------------------------------------------------------------------------
                                               2,981,199          2,120,367
  Less payments for Shares redeemed            5,480,376          5,868,458
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions       (2,499,177)        (3,748,091)
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets        258,785         (9,966,540)

  NET ASSETS:
  Beginning of year                           15,564,579         25,531,119
--------------------------------------------------------------------------------
  End of year (including undistributed
    net investment income of $36,056 and
    $51,717 at March 31, 2004
    and 2003, respectively)                  $15,823,364        $15,564,579
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        FOR THE PERIOD
                                                                             AUGUST 2,
                                                                                1999 -
                                              YEAR ENDED MARCH 31,           MARCH 31,
                                        2004     2003      2002      2001         2000
  NET ASSET VALUE,
    BEGINNING OF PERIOD                $5.85    $7.92     $7.97    $11.49        $9.80

  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                 0.08     0.09      0.04      0.03         0.02
  Net realized and unrealized gains
    (losses) on investments             1.05    (2.09)    (0.05)    (3.53)        1.69
-------------------------------------------------------------------------------------------
  Total from investment operations      1.13    (2.00)    (0.01)    (3.50)        1.71

  LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.08)   (0.07)    (0.04)    (0.02)       (0.02)

  NET ASSET VALUE,
    END OF PERIOD                      $6.90    $5.85     $7.92     $7.97       $11.49
===========================================================================================
  TOTAL RETURN (a)                     19.41%  (25.36%)  (0.14%)  (30.53%)      17.41%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)  15,823   15,565    25,531    22,603       26,983
  Ratio of net expenses to
    average net assets (b)             0.75%    0.75%     0.75%     0.75%        0.75%(c)
  Ratio of net investment income
    to average net assets (b)          1.13%    1.15%     0.56%     0.22%        0.30%(c)
  Portfolio turnover rate                33%      29%       28%       57%          37%(c)

  NOTES TO FINANCIAL HIGHLIGHTS:

  a.) Excludes 2% sales charge.

  b.) During the five fiscal periods ended March 31, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of total expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.39%, 0.23%, 0.08%, 0.08% and 0.04%, respectively.

  c.) Ratios have been determined on an annualized basis.



                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2004

                              NUMBER OF SHARES             VALUE

COMMON STOCKS (99.5%)

CONSUMER DISCRETIONARY 10.8%
The Home Depot, Inc.                    17,104          $639,005
Time Warner Inc. (a)                    33,702           568,216
Viacom Inc. Class B                     12,931           507,025
----------------------------------------------------------------
                                                       1,714,246

CONSUMER STAPLES 11.9%
The Coca-Cola Company                    8,838           444,551
The Procter and Gamble
  Company                                4,690           491,887
Wal-Mart Stores, Inc.                   15,796           942,863
----------------------------------------------------------------
                                                       1,879,301

ENERGY 6.0%
ChevronTexaco Corporation                2,424           212,779
ConocoPhillips                           1,547           107,996
Exxon Mobil Corporation                 14,981           623,060
----------------------------------------------------------------
                                                         943,835

FINANCIALS 21.7%
American International
  Group, Inc.                           13,449           959,586
Bank of America Corporation              7,604           615,772
Citigroup Inc.                          26,468         1,368,395
Wells Fargo & Company                    8,637           489,459
----------------------------------------------------------------
                                                       3,433,212

HEALTH CARE 13.2%
Johnson & Johnson                       11,966           606,916
Merck & Co., Inc.                        8,960           395,942
Pfizer Inc.                             30,794         1,079,330
----------------------------------------------------------------
                                                       2,082,188

INDUSTRIALS 10.6%
3M Company                               2,931           239,961
General Electric Company                37,724         1,151,336
United Parcel Service, Inc.
  Class B                                4,196           293,049
----------------------------------------------------------------
                                                       1,684,346

INFORMATION TECHNOLOGY 16.1%
Cisco Systems, Inc. (a)                 28,798           677,329
Intel Corporation                       27,045           735,624
Microsoft Corporation                   45,144         1,127,246
----------------------------------------------------------------
                                                       2,540,199


                              NUMBER OF SHARES             VALUE

MATERIALS 2.9%
Dow Chemical Company                     5,287          $212,960
Du Pont (E.I. ) de Nemours
  and Company                            5,691           240,274
----------------------------------------------------------------
                                                         453,234

TELECOMMUNIATION SERVICES 3.4%
SBC Communications Inc.                  9,863           242,038
Verizon Communications Inc.              8,331           304,415
----------------------------------------------------------------
                                                         546,453

UTILITIES 2.9%

Exelon Corporation                       3,374           232,367
The Southern Company                     7,535           229,818
----------------------------------------------------------------
                                                         462,185
----------------------------------------------------------------

TOTAL INVESTMENTS (99.5%)
(Cost: $16,416,682) (b)                               15,739,199

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.5%)                                   84,165
----------------------------------------------------------------

NET ASSETS (100.0%)                                  $15,823,364
================================================================



NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Non-income producing security.

(b) Based on the cost of investments of $16,763,494 for federal income tax purposes at March 31, 2004, the aggregate gross unrealized appreciation was $1,021,972, the aggregate gross unrealized depreciation was $2,046,267 and the net unrealized depreciation of investments was $1,024,295.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Wayne Hummer CorePortfolio Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of three investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund and Wayne Hummer Income Fund, each operating as a separate mutual fund. [The Board of Trustees of the Trust has voted to terminate the Wayne Hummer Income Fund effective May 25, 2004.] The Fund commenced investment operations on August 2, 1999, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities (other than a security for which the primary market is NASDAQ) are valued at the last reported sale price for securities traded on a principal exchange. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price, and in the absence of any Official Closing Price on the valuation date, a security is valued at the last reported price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry.

Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investments in other investment companies are valued at the reported net asset value. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. All of the distributions made during 2004 and 2003 are related to ordinary income. On April 27, 2004, an ordinary income dividend of $0.02 per Share was declared, payable April 29, 2004 to shareholders of record on April 27, 2004.

4. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

The differences between the book basis and the tax basis components of net assets are primarily attributable to the deferral of losses on certain sales of securities for federal tax purposes.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2004, amounting to $8,356,166, is available to offset future capital gains. If not applied, $156,976 of the loss carryforward expires in 2008, $1,927,550 expires in 2009, $2,912,745 expires in 2010, $2,396,137 expires in 2011 and $962,758 expires in 2012.

5. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. The Adviser is entitled to reimbursement from the Fund of any fees waived or reimbursed during the first five years of operations pursuant to an Expense Limitation Agreement if such reimbursements do not cause the Fund to exceed its expense limitations. During the year ended March 31, 2004, the Fund incurred management fees of $68,678, and the Investment Adviser waived $66,160 of its fees.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the year ended March 31, 2004, the Fund incurred $13,017 for portfolio accounting services, which included $11,300 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $13,818 from the sale of Fund Shares during the year ended March 31, 2004, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund was able to invest in the Wayne Hummer Money Market Fund ("Money Fund"), a mutual fund managed by the Investment Adviser. The Money Fund was offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Money Fund was closed on December 22, 2003. The Investment Adviser was obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statement of Operations. Information relating to these investments was as follows:

                                                                   YEAR ENDED
                                                               MARCH 31, 2004

  Purchases                                                        $1,811,867
  Proceeds from sales                                              $2,153,563
  Dividend Income                                                        $528

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the year ended March 31, 2004, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $12,655.

6. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows:

                                                                   YEAR ENDED
                                                               MARCH 31, 2004

  Purchases                                                        $5,480,622
  Proceeds from sales                                              $7,719,513

7. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                                     YEAR ENDED MARCH 31,
                                                   2004               2003

  Shares sold                                    436,032            300,858
  Shares issued upon reinvestment of dividends    31,576             29,283
--------------------------------------------------------------------------------
                                                 467,608            330,141
  Shares redeemed                               (835,647)          (891,155)
--------------------------------------------------------------------------------
  Net decrease in Shares outstanding            (368,039)          (561,014)
================================================================================

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER COREPORTFOLIO FUND

We have audited the accompanying statement of assets and liabilities of Wayne Hummer CorePortfolio Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer CorePortfolio Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 28, 2004

MANAGEMENT OF THE TRUST
March 31, 2004

The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                TERM OF         PRINCIPAL                PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)            FUND COMPLEX
NAME, AGE                   POSITION(S) HELD    LENGTH OF       DURING PAST              OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                 WITH FUND           TIME SERVED     5 YEARS                  TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 73           Trustee,            Since           Chairman, Wayne          3                   Loomis-Sayles Funds
727 N. Bank Lane            Chairman of the     January 2003    Hummer Trust                                 and Loomis-Sayles
Lake Forest, IL  60045      Board of Trustees                   Company (WHTC):                              Investment Trust
                                                                formerly chief                               through November
                                                                investment officer for                       2003 (investment
                                                                WHTC, January 1995                           companies)
                                                                to February 2003.                            (22 portfolios)

Mr. Alaimo is an "interested person" of the Trust as defined in the 1940 Act because he is Chairman of the Wayne Hummer Trust Company, an affiliated person of the Investment Adviser.

                             NON-INTERESTED TRUSTEES

                                                                                         NUMBER OF
                                                TERM OF         PRINCIPAL                PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)            FUND COMPLEX
NAME, AGE                   POSITION(S) HELD    LENGTH OF       DURING PAST              OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                 WITH FUND           TIME SERVED     5 YEARS                  TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 70      Trustee             Since 1994      Managing Director,       3                   Knight Trading Group,
3 First National Plaza                                          Madison Advisory                             Inc. (holding company
Suite 1400                                                      Group (registered                            for securities broker);
Chicago, IL  60602                                              investment adviser)                          Howe Barnes
                                                                                                             Securities, Inc.
                                                                                                             (securities broker);
                                                                                                             AHA Investment
                                                                                                             Funds (investment
                                                                                                             company)
                                                                                                             (4 portfolios)

Joel D. Gingiss, 61         Trustee             Since 1983      Attorney, Smith &        3                   None.
207 Hazel Avenue                                                LaLuzerne, Ltd., since
Highland Park, IL  60035                                        January 2002; Attorney,
                                                                Rosing, Smith, Eriksen,
                                                                Zeit and Stanczak, Ltd.,
                                                                May 2000 to December
                                                                2001; prior thereto,
                                                                Assistant State's
                                                                Attorney, Lake County,
                                                                Illinois.

Patrick B. Long, 60         Trustee             Since 1983      Chairman & CEO, OG       3                   None.
4300 Varsity Drive                                              Technologies, Inc.
Ann Arbor, MI  48108                                            (surface measurement
                                                                 technology company)

James J. Riebandt, 53       Trustee             Since 1999      Attorney, Riebandt &     3                   None.
1237 S. Arlington                                               DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 78         Trustee             Since 1983      Chairman Emeritus        3                   None.
200 First Avenue E                                              of the Board of
Newton, IA  50208                                               Directors and Adviser,
                                                                since August 2003 and
                                                                formerly Chairman of
                                                                the Board, B.F. Shaw
                                                                Printing Co.

MANAGEMENT OF THE TRUST (CONT).
                                    OFFICERS

                                                TERM OF OFFICE AND
NAME, AGE                   POSITION(S) HELD    LENGTH OF               PRINCIPAL OCCUPATION(S)
AND ADDRESS                 WITH FUND           TIME SERVED             DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 58       President           Since 1996              First Vice President/Investments and
300 S. Wacker Drive                                                     Managing Director, Wayne Hummer Asset
Chicago, IL  60606                                                      Management Company, since February
                                                                        2002; formerly President and
                                                                        Director, Wayne Hummer
                                                                        Management Company, since
                                                                        September 1996; prior
                                                                        thereto, Principal, Wayne
                                                                        Hummer Investments L.L.C.

David J. Galvan, 43         Vice President      Since 2003              Vice President, Wayne Hummer Asset
300 S. Wacker Drive                                                     Management Company, since January 2003;
Chicago, IL  60606                                                      Vice President, Wintrust Financial
                                                                        Corporation, since 1999;
                                                                        prior thereto, Vice President,
                                                                        AMCORE Bank, N.A.

Jean M. Maurice, 41         Treasurer           Since 1987              Treasurer, Wayne Hummer Asset
300 S. Wacker Drive         Secretary           Since 2002              Management Company,
Chicago, IL  60606                                                      since February 2002.

Merrill A. Richardson, 34   Assistant           Since 2002              Fund accountant for Wayne Hummer
300 S. Wacker Drive         Secretary                                   Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-800-621-4477.

FEDERAL TAX STATUS OF 2003 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2003 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

GUIDELINES FOR VOTING PROXIES

A description of the guidelines that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-621-5588, on the Fund's website at www.whummer.com, and on the U.S. Securities and Exchange Commission's website at www.sec.gov.

BOARD OF TRUSTEES

Joseph P. Alaimo
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
James J. Riebandt

Eustace K. Shaw



START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive  Chicago, Illinois 60606-6607

INTERNET     www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

Logo: Wayne Hummer(R) Investments

                                    Distributor                             4/04


We will continue to deliver a single copy of your shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.



Logo: Wayne Hummer(R) Investments

300 South Wacker Drive
Chicago, Illinois 60606-6607


PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, applicable to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. A copy of this code of ethics is also available at www.whummer.com.

(b) There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that each of Charles V. Doherty, Patrick B. Long and Eustace K. Shaw is an "audit committee financial expert", as defined in Item 3 of Form N-CSR. Mr. Doherty, Mr. Long and Mr. Shaw are considered independent for purposes of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional service rendered by the registrant's principal accountant were as follows:

---------------------------------------- ---------------- --------------
                                              2004            2003
---------------------------------------- ---------------- --------------
Audit Fees                                  $58,900         $74,000
---------------------------------------- ---------------- --------------
Audit-Related Fees                                           10,000
---------------------------------------- ---------------- --------------
Tax Fees                                     15,000           8,000
---------------------------------------- ---------------- --------------
All other Fees                                4,000           3,500
---------------------------------------- ---------------- --------------

---------------------------------------- ---------------- --------------

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory filings. Audit-related fees relate to additional consultations and analyses regarding valuation of Income Fund shares. Tax fees include amounts related to the preparation and review of tax return information. Other fees relate to additional consultation on disclosure controls and presentation to the registrant's Audit Committee on investment company internal controls.

The registrant's principal accountant did not bill fees for assurance and related services, tax services or any other services that would require pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)
1. The registrant's audit committee has adopted a policy whereby non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, requires pre-approval. This includes fees and other compensation to be paid to the independent auditors.

         Pre-approval of such non-audit services to the Trust is not required, if:

     a. the services were not recognized by management at the time of the engagement as non-audit services;

     b. the aggregate fees for all non-audit services provided to the Funds are less than 5% of the total fees paid by the registrant to its independent auditors during the fiscal year in which the non-audit services are provided; and

     c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.

          Pre-approval of such non-audit services to the registrant's investment adviser or an affiliate of the investment adviser is not required, if:

     a. the services were not recognized by management at the time of the engagement as non-audit services;

     b. the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval and paid by the Trust, the adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and

     c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.



2. No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for services that were required to be pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(f)  Not applicable.

(g) $19,000 and $21,500 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $2,506 and $ -0- are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant

(h) The audit committee of the board of trustees of the registrant considered that the fees paid in conjunction with non-audit services that were rendered to the registrant's investment adviser, and any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were compatible with maintaining the principal accountants independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. Schedule of Investments
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOED-END MANAGEMENT INVESGTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The registrant has adopted procedures for the consideration of trustee candidates submitted by shareholders. Under these procedures, shareholders may submit recommendations for trustee candidates in writing via regular mail to the attention of the Secretary of the registrant at the principal executive offices of the registrant. All such recommendations must include certain information. Recommendations that have been properly submitted pursuant to the procedures will be forwarded to the registrant's Governance Committee for consideration. When the Committee is not actively recruiting new trustees, recommendations will be kept on file until active recruitment is underway.

ITEM 10.  CONTROLS AND PROCEDURES.
(a) The registrant's principal executive and principal financial officers have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and have concluded that the registrant's disclosure controls and procedures are effective.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(a) under the Act) that occurred during the registrant's most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) (1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2003 and required by Rule 30a-2 (a) under the Investment Company Act of 1940, is attached.

     (3) Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wayne Hummer Investment Trust

By       /s/ Thomas J. Rowland
         Thomas J. Rowland
         Chief Executive Officer

Date     June 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Thomas J. Rowland
         Thomas J. Rowland
         Chief Executive Officer

Date  June 4, 2004

By       /s/ Jean M. Maurice
         Jean M. Maurice
         Principal Financial Officer

Date  June 4, 2004